------------------------------------------------------------------

DIRECTORS                                   OFFICERS
Barton M. Biggs                             James W. Grisham
CHAIRMAN OF THE BOARD                       VICE PRESIDENT
  Chairman and Director, Morgan Stanley     Michael F. Klein
  Asset Management Inc. and Morgan Stanley  VICE PRESIDENT
  Asset Management Limited; Managing        Harold J. Schaaff,
  Director, Morgan Stanley & Co.            Jr.
  Incorporated; Director, Morgan Stanley    VICE PRESIDENT
  Group Inc.                                Joseph P. Stadler
Frederick B. Whittemore                     VICE PRESIDENT
VICE-CHAIRMAN OF THE BOARD                  Valerie Y. Lewis
  Advisory Director, Morgan Stanley & Co.   SECRETARY
  Incorporated                              Karl O. Hartmann
Warren J. Olsen                             ASSISTANT SECRETARY
DIRECTOR AND PRESIDENT                      James R. Rooney
  Principal, Morgan Stanley Asset           TREASURER
  Management Inc. and Morgan Stanley & Co.  Joanna M. Haigney
  Incorporated                              ASSISTANT TREASURER
John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.
Gerard E. Jones
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer,
Rand McNally
Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                        EMERGING MARKETS DEBT PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996

LETTER TO SHAREHOLDERS
-------

The investment objective of the Emerging Markets Debt Portfolio is high total return through investment primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

For the nine month period ended September 30, 1996, the Portfolio had a total return of 38.14% for the Class A shares and 36.47% for the Class B shares as compared to a total return of 25.15% for the J.P. Morgan Emerging Markets Bond Index. The average annual total return for the twelve months ended September 30, 1996 and for the period from inception on February 1, 1994 through September 30, 1996 was 47.96% and 17.07%, respectively, for the Class A shares as compared to 37.91% and 10.28%, respectively, for the Index. As of September 30, 1996, the Portfolio had an SEC 30-day yield of 10.97% for the Class A shares and 10.75% for the Class B shares.
PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND INDEX(1)
----------------------------------------------------

                                          TOTAL RETURNS(2)
                              -----------------------------------------
                                                           AVERAGE
                                                           ANNUAL
                                             ONE            SINCE
                                 YTD        YEAR          INCEPTION
                              ---------  -----------  -----------------
PORTFOLIO--CLASS A..........      38.14%      47.96%          17.07%
PORTFOLIO--CLASS B(3).......      36.47         N/A             N/A
INDEX.......................      25.15       37.91           10.28

1. The J.P. Morgan Emerging Markets Bond Index is a market weighted index composed of all Brady bonds outstanding and includes Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Poland and Venezuela.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

For the three months ended September 30, 1996 the Portfolio had a total return of 16.68% for the Class A shares and 16.69% for the Class B shares as compared to a total return of 10.37% for the Index.

The long term outlook for emerging markets debt still remains positive. Improving economic fundamentals in most of the emerging market countries, a positive to neutral global liquidity environment and attractive valuations relative to other fixed income asset classes should continue to buoy asset prices. In the short run, we are concerned about sloppy trading conditions that are typically seen during the fourth quarter of each year.

This year the fourth quarter effect could be more pronounced than others, as the trading community and hedge funds will be anxious to lock in gains of over 40%. A reduction for risk appetite and a feeling that spreads in the market have come in to fair levels would leave the potential supply of paper looking for the ever reluctant marginal buyer. Further, the economic picture should be perceived to be improving from just a cyclical bounce from recession troughs to a more sustainable long run secular expansion of economic activity for continued spread convergence and the jury is still out on this specific issue. Data from the fourth quarter should give us a better idea about the trend of economic growth.

Since the beginning of the quarter our strategy had been to overweight countries such as Venezuela, Panama, Peru, Morocco and Russia and move in and out of the core Latin American markets of Argentina, Mexico and Brazil. We increased allocations to these countries when we believed that the cyclical economic recoveries were taking hold and market perceptions regarding the credit risks of these countries would improve based on dramatic improvements in year over year performances during the middle of the quarter. We reduced positions to these markets as they got fully valued and the market got ahead of itself in pricing in all the fundamental improvements that had taken place. Allocations were increased in the oil-exporting sector of the market as firmer oil prices dramatically improved the cash flow situations of countries like Nigeria and Algeria. Cash positions were gradually increased during the quarter as we prepared for more attractive buying opportunities in the fourth quarter.

During 1997, Mexico has to engineer a reduction in real interest rates, weaken the currency and increase the rate of growth. The precise combination of economic policies to bring about this result is yet unknown and will keep financial markets guessing. Our sense is that in an election year the Mexican government will struggle for a while in finding the optimal policy mix. Meanwhile the Peso and fixed income assets will remain volatile. Holdings of Peso denominated paper were reduced in anticipation of fourth quarter volatility in the currency. We do not anticipate changing our exposure to Mexico until such time when their preference and choice of policy instruments is clear.

Argentina is more or less in the same boat as Mexico but without the degrees of freedom in its macroeconomic policy framework. Argentine policy makers have however concentrated on improving microeconomic efficiency by focusing on improving tax revenue collection and reform of labor laws. President Menem is under political pressure to increase employment generation and the pace of economic recovery. Corruption scandals and political jostling could muddy the waters for a while. At some point assets will cheapen relative to other benchmarks in the market to warrant an increased allocation. Argentine allocations were increased marginally during the quarter as the perception of a strong economic recovery taking root spread in the marketplace. We remain cautious as concrete signs of such a recovery are yet to emerge.

Brazil on a fundamental level remains the strongest economic story in the region. Post Real Plan stabilization challenges remain. Some of these include the securing of long run fiscal stabilization, reforming the social security and tax systems and reducing the burden that monetary and exchange rate policy have to bear in the absence of progress on the fiscal side. The strategy of using real exchange rate appreciation and high real interest rates to control inflation may come under question in the future as the current account deteriorates. Allocations were gradually reduced during the quarter as asset prices firmed in advance of potential sovereign issuance and the repurchase of Brady bonds.

Russia remains the greatest source of risk and reward in the market. A murky political situation with contenders for power jockeying for position in public has coincided with lower than targeted revenue collection this fiscal year and could potentially jeopardize the stabilization achieved so far. The IMF could suspend disbursements under the EFF facility if it believes sufficient progress is not being made to remedy the situation. A withdrawal of multi-lateral support will leave Russia with no financing alternatives but the monetization of the fiscal deficit. The upside potential comes from a low indebted country on the threshold of growth and stabilization and one which will attract significant amounts of capital in the future. We believe that in the short run there are bound to be problems which will appear insurmountable at that time, but once political uncertainty abates the economic picture should improve. The Russian positions in the non-performing loan segment were trimmed as valuation levels moved from cheap to fair and market participants became excessively bullish about economic prospects for the country.

Outside the main countries, we are invested in the oil producing countries of Venezuela, Ecuador and Nigeria and expect to remain exposed to them as oil prices remain firm.

Peru and Panama will continue to trade expensive to the rest of the market due to the small size of their Brady debt and the restructuring of their economies that is currently underway. We will continue to retain our exposures to these credits.

Bulgaria flirted with a potential default when the country delayed implementing a restructuring of the banking system and closing down some loss making state owned enterprises. Allocations were increased towards the end of the quarter to about 2% as bond prices touched levels which we believed were attractive. The government has moved slowly to implement the conditions laid down by the IMF and the World Bank for a resumption in lending.

Paul Ghaffari
PORTFOLIO MANAGER

October 1996

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1996

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
DEBT INSTRUMENTS (98.1%)
  ALGERIA (4.5%)
    LOAN AGREEMENT (4.5%)
 $       13,000    Algeria Refinanced Loan
                    Agreements, Tranche A, (Floating
                    Rate), 7.00%, 12/31/00              $   9,068
                                                        ---------
  ARGENTINA (15.1%)
    BONDS (15.1%)
          8,300    Republic of Argentina BOCON,
                    Series 2, (Floating Rate), PIK,
                    3.359% 9/01/02                          8,319
          5,000    Republic of Argentina Discount
                    Bonds, (Floating Rate), 6.438%,
                    3/31/23                                 3,700
          8,400    Republic of Argentina Par Bonds,
                    (Step Bond), Series L, 5.25%,
                    3/31/23                                 4,914
         16,268    Republic of Argentina, Series L,
                    "Euro", (Floating Rate), 6.625%,
                    3/31/05                                13,645
                                                        ---------
                                                           30,578
                                                        ---------
  BRAZIL (15.7%)
    BONDS (15.7%)
          3,000    Comtel Brasileira Ltd., (Yankee),
                    10.75%, 9/26/04                         3,068
          9,500    Federative Republic of Brazil
                    Discount Bond, Series Z-L,
                    (Floating Rate), 6.50%, 4/15/24         7,273
         14,500    Federative Republic of Brazil Debt
                    Conversion Bond, Series Z-L,
                    (Floating Rate), 6.563%, 4/15/12       10,948
         14,840    Federative Republic of Brazil,
                    Series C, "Euro", (Floating
                    Rate), PIK, 8.00%, 4/15/14             10,462
                                                        ---------
                                                           31,751
                                                        ---------
  BULGARIA (2.7%)
    BONDS (2.7%)
          2,600    Bulgaria Discount Bond, Series A,
                    "Euro", (Floating Rate), 6.688%,
                    7/28/24                                 1,324
         12,600    Bulgaria Front Loaded Interest
                    Reduction Bond, Series A,
                    (Floating Rate), 2.25%, 7/28/12         4,134
                                                        ---------
                                                            5,458
                                                        ---------
  ECUADOR (1.6%)
    BONDS (1.6%)
          2,643    Republic of Ecuador PDI Bond,
                    (Floating Rate), PIK , 6.50%,
                    2/27/15                                 1,356

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
 $        5,200    Republic of Ecuador Par Bond,
                    "Euro", (Step Bond), 3.25%,
                    2/28/25                             $   2,093
                                                        ---------
                                                            3,449
                                                        ---------
  MEXICO (22.4%)
    BONDS (22.4%)
          4,000    Banamex S.A. Convertible Bond,
                    11.00%, 7/15/03                         4,095
  MXP    19,092    Banamex Pagare Discount Bond,
                    4/03/97                                 2,205
         32,143    Banamex Pagare Discount Bond,
                    10/09/97                                3,264
 $        7,000    Cemex S.A., 12.75%, 7/15/06              7,665
          3,000    Grupo Industrial Durango, 12.625%,
                    8/01/03                                 3,195
 ZAR      8,000    Nacional Financiera SNC, 17.00%,
                    2/26/99                                 1,715
 $        1,500    United Mexican States Discount
                    Bond, Series A, (Floating Rate),
                    6.398%, 12/31/19 (Value Recovery
                    Rights Attached)                        1,266
         13,000    United Mexican States Discount
                    Bond, Series C, (Floating Rate),
                    6.352%, 12/31/19 (Value Recovery
                    Rights Attached)                       10,965
          3,100    United Mexican States Global Bond,
                    11.375%, 9/15/16                        3,088
          8,000    United Mexican States Global Bond,
                    11.50%, 5/15/26                         7,950
                                                        ---------
                                                           45,408
                                                        ---------
  MOROCCO (3.9%)
    LOAN AGREEMENTS (3.9%)
         10,000    Kingdom of Morocco Restructuring
                    and Consolidating Agreement,
                    Tranche A, (Floating Rate),
                    6.438%, 1/01/09 (Participation:
                    Chase Manhattan Bank, J.P.
                    Morgan)                                 7,875
                                                        ---------
  NIGERIA (1.8%)
    BOND (1.8%)
          6,000    Central Bank of Nigeria Par Bond,
                    6.25%, 11/15/20 (Warrants
                    Attached)                               3,591
                                                        ---------
  PANAMA (7.2%)
    BONDS (7.2%)
          9,462    Republic of Panama Interest
                    Reduction Bond, (Floating Rate),
                    3.50%, 7/17/14                          5,984

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
  PANAMA (CONTINUED)
 $       12,631    Republic of Panama PDI Bond,
                    (Floating Rate), 6.75%, 7/17/16     $   8,684
                                                        ---------
                                                           14,668
                                                        ---------
  PERU (4.9%)
    BOND (1.3%)
          4,500    Republic of Peru PDI Bond, 4.00%,
                    12/29/49                                2,621
                                                        ---------
    NOTE (3.6%)
          9,699    Peru Working Capital Lines,
                    (Floating Rate), 1/01/99                7,274
                                                        ---------
                                                            9,895
                                                        ---------
  RUSSIA (10.0%)
    BOND (5.2%)
         20,050    Ministry of Finance Tranche IV,
                    3.00%, 5/14/03                         10,489
                                                        ---------
    LOAN AGREEMENTS (4.8%)
          5,050    Bank for Foreign Economic Affairs,
                    (Floating Rate)                         3,525
  DEM    12,800    Bank for Foreign Economic Affairs,
                    (Floating Rate)                         6,294
                                                        ---------
                                                            9,819
                                                        ---------
                                                           20,308
                                                        ---------
  SOUTH AFRICA (0.6%)
    BONDS (0.6%)
 ZAR      3,500    Republic of South Africa, Series
                    147, 11.50%, 5/30/00                      703
          2,800    Republic of South Africa, Series
                    175, 9.00%, 10/15/02                      473
                                                        ---------
                                                            1,176
                                                        ---------
  VENEZUELA (7.7%)
    BOND (7.7%)
$        19,000    Republic of Venezuela Debt
                    Conversion Bond, Series DL,
                    (Floating Rate), 6.625%, 12/18/07      15,746
                                                        ---------
TOTAL DEBT INSTRUMENTS (Cost $184,629)                    198,971
                                                        ---------
    NO. OF
   CONTRACTS
---------------
PURCHASED OPTIONS (0.7%)
  ARGENTINA (0.1%)
        134,750    Republic of Argentina, expiring
                    10/28/96, strike price U.S.$84.19
                    (Cost $209)                               223
                                                        ---------
  BRAZIL (0.5%)
        150,000    Federative Republic of Brazil,
                    Series C, "Euro," PIK, strike
                    price U.S.$65 (Cost U.S.$362)             925
                                                        ---------
    NO. OF                                                VALUE
   CONTRACTS                                              (000)
---------------                                         ---------

  MEXICO (0.1%)
        137,500    United Mexican States Par Bond,
                    expiring 10/28/96, strike price
                    U.S.$70.44, (Cost U.S.$192)         $     269
                                                        ---------
TOTAL PURCHASED OPTIONS (Cost $763)                         1,417
                                                        ---------
    AMOUNT
     (000)
---------------
FOREIGN CURRENCY (2.9%)
  DEM     1,900    Deutsche Mark                            1,244
  MXP    35,000    Mexican Peso                             4,644
                                                        ---------
TOTAL FOREIGN CURRENCY (Cost $5,905)                        5,888
                                                        ---------
TOTAL INVESTMENTS (101.7%)(Cost $191,297)                 206,276
                                                        ---------
OTHER ASSETS AND LIABILITIES (-1.7%)
 Other Assets                                              81,489
 Liabilities                                              (84,943)
                                                        ---------
                                                           (3,454)
                                                        ---------
NET ASSETS (100%)                                       $ 202,822
                                                        ---------
                                                        ---------
CLASS A:
  NET ASSETS                                            $ 198,640
  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 16,880,354 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)           $11.77
                                                        ---------
                                                        ---------
CLASS B:
  NET ASSETS                                               $4,182
  NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 355,865 outstanding $0.001 par
    value shares (authorized 500,000,000 shares)           $11.75
                                                        ---------
                                                        ---------

----------------------------------

PDI               --  Past Due Interest
PIK               --  Payment-In-Kind. Income may be paid in additional
                      securities or cash at the discretion of the issuer.
ZAR               --  South African Rand
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on
September 30, 1996.
Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 1996. Maturity date disclosed is the ultimate maturity.